EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact:

Charles Constanti

Vice President and Chief Financial Officer

(510) 420-7443

cconstanti@netopia.com

Netopia Reports Third Quarter Results for Fiscal Year 2005

EMERYVILLE, Calif., July 26, 2005 — Netopia, Inc. (NTPA.PK), a market leader in broadband gateways and service delivery software, today announced results for the third quarter of fiscal year 2005.

Revenues for the third fiscal quarter ended June 30, 2005 were $27.8 million, a 9% increase from $25.4 million for the same period in the prior fiscal year. Net loss for the third fiscal quarter in both the current and the prior fiscal year was ($2.3) million or ($0.09) per share.

“Led by broadband equipment quarterly revenues growing 15% year-over-year, we are pleased with our achievements this quarter,” said Alan Lefkof, Netopia’s president and CEO. “The broadband market is changing dynamically as leading telecommunications carriers are designing new initiatives with combined data, voice and video services that can be remotely provisioned and managed. Netopia believes that our recently announced MiAVo gateway product suite and our NBBS software for gateway remote management give us competitive strength to help our telco customers launch these new high bandwidth ‘triple play’ services.”

Note:

Netopia will host a conference call to discuss its results for the third fiscal quarter ended June 30, 2005. The conference call will take place on Tuesday, July 26, 2005 at 5:00 p.m. Eastern time (2:00 p.m. Pacific time). The conference call will be broadcast live on the Internet and can be accessed by visiting Netopia’s web site at www.netopia.com. To join the telephone conference, dial (913) 312-1277 and enter the pass code 4190868.

An archived recording of the conference call will be available on Netopia’s web site for one year, and by telephone from July 26 – August 2, 2005. To listen to the archived recording, dial (719) 457-0820 and enter the pass code 4190868, or go to Netopia’s web site.

About Netopia

Netopia, Inc. is a market leader and innovator in broadband customer premise equipment, remote management software and broadband services. Netopia offers carrier-class wired and wireless modems, routers and gateways. Netopia gateways serve markets from residential through enterprise-scale distributed businesses, and enable broadband access for voice, video, data and other services. Netopia’s Wi-Fi CERTIFIED™ gateways feature 3-D Reach® technology for enhanced wireless range, security, and performance. Netopia’s remote management software enables service provisioning, monitoring and remote control for broadband gateways and personal computers, and is designed to meet the requirements of a full range of users: individual-to-individual, carrier-to-customer, and help desk-to-users. Netopia’s broadband services include Wi-Fi hotspots for local and nationwide networks of small venues, web site and remote control service hosting, and parental controls. Netopia has established strategic business relationships with leading carriers and broadband service providers including Belgacom, BellSouth, Covad Communications, EarthLink, eircom, Hong Kong Telecom/PCCW, MegaPath Networks, Netifice, SBC Communications, Swisscom, and Verizon.

Headquartered in Emeryville, California, Netopia’s common stock trades on the pink sheets under the symbol “NTPA.PK.” Further information about Netopia can be obtained via phone (510) 420-7400, fax (510) 420-7601, or on the web at www.netopia.com.

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Portions of this release that are not statements of historical fact may include forward-looking statements. Statements regarding Netopia, Inc.’s beliefs, plans, expectations or intentions regarding the future are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning product development, anticipated new products and customers, growth opportunities, and future operating results. Netopia’s actual results could differ materially. Factors that might cause a difference include, but are not limited to: Netopia’s continued ability to form key relationships for our broadband products and services; Netopia’s ability to enter into new distribution partnerships; Netopia’s ability to develop new broadband products and services in a timely manner; market acceptance of Netopia’s broadband products and services; Netopia’s ability to list its common stock on a Nasdaq Stock Market; Netopia’s ability to resolve pending private securities litigation arising out of the restatement of Netopia’s consolidated financial statements in a timely and economic manner; Netopia’s ability to complete the proposed settlement with the Securities and Exchange Commission relating to the restatement of Netopia’s consolidated financial statements; the pace of development and market acceptance of Netopia’s products and the market for broadband products and services generally; the highly competitive nature of Netopia’s markets and competitive pricing pressures; the uncertainties associated with international operations; intense competition from third parties offering competitive broadband products and services; and economic conditions generally. In addition, prior period-to-period comparisons of revenues are not necessarily indicative of period-to-period comparative revenues in future periods. Prospective and current investors are cautioned not to place undue reliance on any forward-looking statements. Further, Netopia expressly disclaims any obligation to revise or update any of the forward-looking statements contained herein to reflect future events or developments after the date hereof. Netopia does not undertake to update any oral or written forward looking-statement that may be made by or on behalf of Netopia. For more information concerning Netopia and risk factors that may affect Netopia’s future results and may cause actual results to vary from results anticipated in forward-looking statements, including risk factors relating to securities litigation arising out of the restatements described in Netopia’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004 and the formal investigation by the Securities and Exchange Commission to determine whether any federal securities laws may have been violated, investors should review Netopia’s public filings with the United States Securities and Exchange Commission, which are available by calling Netopia at (510) 420-7516 or online at www.sec.gov.

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All company names, brand names and product names are trademarks of their respective holder(s).

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

UNAUDITED

	Three months ended June 30,		Nine months ended June 30,
	2005	2004	2005	2004 (Restated)*
	(in thousands; except per share amounts)
REVENUES:
Broadband equipment	$25,103	$21,891	$73,547	$63,426
Broadband software and services	2,726	3,543	8,823	12,074

Total revenues	27,829	25,434	82,370	75,500

COST OF REVENUES:
Broadband equipment	18,655	16,757	54,907	45,780
Broadband software and services	489	267	1,139	706
Amortization of acquired technology	300	300	900	900

Total cost of revenues	19,444	17,324	56,946	47,386

GROSS PROFIT	8,385	8,110	25,424	28,114

OPERATING EXPENSES:
Research and development	3,400	3,846	10,009	11,854
Selling and marketing	4,582	5,199	14,249	15,262
General and administrative	2,561	1,184	6,785	3,591
Amortization of intangible assets	86	86	259	259
Restructuring costs	—	—	98	—

Total operating expenses	10,629	10,315	31,400	30,966

OPERATING LOSS	(2,244)	(2,205)	(5,976)	(2,852)
Other income (loss), net	(44)	(52)	259	193

Provision for income taxes	24	19	68	65

NET LOSS	$(2,312)	$(2,276)	$(5,785)	$(2,724)

Per share data, net loss:
Basic and diluted net loss per share	$(0.09)	$(0.09)	$(0.23)	$(0.12)

Shares used in the basic and diluted per share calculation	25,215	24,033	25,000	23,247

*	See Netopia, Inc. Annual Report on Form 10-K for the fiscal year ended September 30, 2004 for a description of the restatements of financial results for prior periods.

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2005	September 30, 2004*
	(Unaudited)
	(in thousands)
ASSETS
Current assets
Cash and cash equivalents	$22,825	$23,973
Trade receivables, net	18,345	17,812
Inventories, net	5,543	6,280
Prepaid expenses and other current assets	975	1,226

Total current assets	47,688	49,291

Furniture, fixtures and equipment, net	2,631	2,694
Intangible assets, net	4,449	5,684
Equity investment	1,032	1,032
Deposits and other assets	525	886

TOTAL ASSETS	$56,325	$59,587

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$19,266	$18,051
Long-term liabilities	389	406

Total liabilities	19,655	18,457

Stockholders’ equity	36,670	41,130

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$56,325	$59,587

*	Derived from the audited consolidated balance sheets dated September 30, 2004 included in Netopia, Inc.’s 2004 Annual Report on Form 10-K for the fiscal year ended September 30, 2004.